EX-99.23(h)(23)

                                    AMENDMENT
                                       TO
                            ADMINISTRATION AGREEMENT
                                     BETWEEN
                            JNLNY VARIABLE FUND I LLC
                                       AND
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC


     This AMENDMENT is made by and between  JACKSON  NATIONAL ASSET  MANAGEMENT,
LLC, a Michigan limited liability company ("Administrator"),  and JNLNY VARIABLE
FUND I LLC, a Delaware limited liability company ("Fund").

     WHEREAS,  the  Administrator  and the Fund entered  into an  Administration
Agreement dated as of December 15, 2004 ("Agreement"), whereby the Administrator agreed to provide certain administrative services to the investment portfolios of the Fund; and

     WHEREAS,  the  JNL/Mellon  Capital  Management  DowSM 10  Fund,  JNL/Mellon
Capital  Management S&P(R) 10 Fund, and JNL/Mellon  Capital Management Global 15
Fund have been merged into the JNL/Mellon Capital Management JNL 5 Fund of the JNL Variable Fund LLC.

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

     1. Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated April 30, 2007, attached hereto.

     2. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated April 30, 2007, attached hereto.

     IN WITNESS WHEREOF, the Administrator and the JNLNY Variable Fund I LLC have caused this Amendment to be executed as of this 30th day of April, 2007.

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JNLNY VARIABLE FUND I LLC                                      JACKSON NATIONAL ASSET MANAGEMENT, LLC


By: __________________________________                         By: _________________________________
Name:    Susan S. Rhee                                         Name:    Mark D. Nerud
Title:   Vice President, Counsel, and Secretary                Title:   President


                                   SCHEDULE A
                              DATED APRIL 30, 2007

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                                      FUNDS

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                 JNL/Mellon Capital Management Nasdaq(R) 15 Fund

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               JNL/Mellon Capital Management Value Line(R) 25 Fund

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                JNL/Mellon Capital Management DowSM Dividend Fund

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                  JNL/Mellon Capital Management S&P(R) 24 Fund

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


                                   SCHEDULE B
                              DATED APRIL 30, 2007
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 FUNDS                                                                                 ASSETS                 FEE

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 JNL/Mellon Capital Management Nasdaq(R) 15 Fund                                      All Assets               .15%

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 JNL/Mellon Capital Management Value Line(R) 25 Fund                                  All Assets               .15%

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 JNL/Mellon Capital Management DowSM Dividend Fund                                    All Assets               .15%

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 JNL/Mellon Capital Management S&P(R) 24 Fund                                         All Assets               .15%

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